Exhibit 28 (h) 25 under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

Agreement for Administrative Services
EXHIBIT 1
This contract is for federated funds only.
(revised as of 1/31/11)
CONTRACT
DATE                      INVESTMENT COMPANY

11/1/03                      Money Market Obligations Trust
11/1/03                                Federated Alabama Municipal Cash Trust
11/1/03                                Federated Arizona Municipal Cash Trust
11/1/03                                           Institutional Service Shares
11/1/03                                Federated Automated Cash Management Trust
11/1/03                                           Institutional  Service Shares
11/1/03                                           Cash II Shares
9/1/06                                           Class R Shares
11/1/03                                Federated Automated Government Cash Reserves
12/1/07                                           Institutional Service Shares
11/1/03                                Federated Automated Government Money Trust
11/1/03                                Federated California Municipal Cash Trust
11/1/03                                                      Cash II Shares
12/1/04                                           Cash Series Shares
12/1/04                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Connecticut Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
12/1/04                                Federated Capital Reserves Fund
11/1/03                                Federated Florida Municipal Cash Trust
11/1/03                                           Cash II Shares
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Georgia Municipal Cash Trust
11/1/03                                Federated Government Obligations Fund
12/1/04                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                           Trust Shares
11/1/03                                Federated Government Obligations Tax Managed Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
12/1/04                                Federated Government Reserves Fund
11/1/03                                Federated Liberty U.S. Government Money Market Trust
11/1/03                                           Class A Shares
11/1/03                                           Class B Shares
3/1/05                                           Class C Shares
3/1/05                                           Class F Shares
11/1/03                                Federated Maryland Municipal Cash Trust
11/1/03                                Federated Massachusetts Municipal Cash Trust
12/1/04                                                      Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                Federated Master Trust
11/1/03                                Federated Michigan Municipal Cash Trust
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Minnesota Municipal Cash Trust
11/1/03                                           Cash Series Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Money Market Management
9/1/07                                           Eagle Shares
9/1/07                                           Premier Shares
12/1/04                                Federated Municipal Trust
11/1/03                                Federated Municipal Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated New Jersey Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated New York Municipal Cash Trust
11/1/03                                           Cash II Shares
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
12/1/04                                           Institutional Shares
11/1/03                                Federated North Carolina Municipal Cash Trust
11/1/03                                Federated Ohio Municipal Cash Trust
11/1/03                                           Cash II Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Pennsylvania Municipal Cash Trust
11/1/03                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Prime Cash Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Prime Management Obligations Fund
12/1/04                                           Institutional Capital Shares
12/1/04                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Prime Obligations Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                           Trust Shares
11/1/03                                Federated Prime Value Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Tax-Free Obligations Fund
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Tax-Free Trust
11/1/03                                Federated Treasury Obligations Fund
11/1/03                                           Institutional Capital Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                           Trust Shares
11/1/03                                Federated Trust for U.S. Treasury Obligations
11/1/03                                Federated U.S. Treasury Cash Reserves
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Federated Virginia Municipal Cash Trust
12/1/04                                           Cash Series Shares
11/1/03                                           Institutional Service Shares
11/1/03                                           Institutional Shares
11/1/03                                Tax-Free Money Market Fund
11/1/03                                           Investment Shares
11/1/03                                           Institutional Service Shares